UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22058

Nuveen Tax-Advantaged Dividend Growth Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN
Investments

Closed-End Funds

Nuveen Investments Closed-End Funds

Semi-Annual Report, June 30, 2011

Tax-Advantaged Distributions with the Potential for Dividend Growth, Capital Appreciation and Reduced Overall Risk

Nuveen Tax-Advantaged Dividend Growth Fund

JTD

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Common Share Distribution and Share Price Information	10

Performance Overview	12

Shareholder Meeting Report	13

Portfolio of Investments	14

Statement of Assets & Liabilities	21

Statement of Operations	22

Statement of Changes in Net Assets	23

Statement of Cash Flows	24

Financial Highlights	26

Notes to Financial Statements	28

Annual Investment Management Agreement Approval Process	38

Reinvest Automatically Easily and Conveniently	46

Glossary of Terms Used in this Report	48

Other Useful Information	50

Chairman's
Letter to Shareholders

Dear Shareholders,

The global economy continues to be weighed down by an unusual combination of pressures facing the larger developed economies. Japanese leaders continue to work through the economic aftereffects of the March 2011 earthquake and tsunami. Political leaders in Europe and the U.S. have resolved some of the near term fiscal problems, but the financial markets are not convinced that these leaders are able to address more complex longer term fiscal issues. Despite improved earnings and capital increases, the largest banks in these countries continue to be vulnerable to deteriorating mortgage portfolios and sovereign credit exposure, adding another source of uncertainty to the global financial system.

In the U.S., recent economic statistics indicate that the economic recovery may be losing momentum. Consumption, which represents about 70% of the gross domestic product, faces an array of challenges from seemingly intractable declines in housing values, increased energy costs and limited growth in the job market. The failure of Congress and the administration to agree on the debt ceiling increase on a timely basis and the deep divisions between the political parties over fashioning a balanced program to address growing fiscal imbalances that led to the recent S&P ratings downgrade add considerable uncertainty to the domestic economic picture.

On a more positive note, corporate earnings continue to hold up well and the municipal bond market is recovering from recent weakness as states and municipalities implement various programs to reduce their budgetary deficits. In addition, the Federal Reserve System has made it clear that it stands ready to take additional steps should the economic recovery falter. However, there are concerns that the Fed is approaching the limits of its resources to intervene in the economy.

These perplexing times highlight the importance of professional investment management. Your Nuveen investment team is working hard to develop an appropriate response to increased risk, and they continue to seek opportunities created by stressful markets using proven investment disciplines designed to help your Fund achieve its investment objectives. On your behalf, we monitor their activities to assure that they maintain their investment disciplines.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
August 23, 2011

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody's or Fitch. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated NR are not rated by a national rating agency.

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

The Fund's investment portfolio is managed by three affiliates of Nuveen Investments: Santa Barbara Asset Management LLC (Santa Barbara) oversees the Fund's dividend-growth equity strategy, while the Fund's income-oriented strategy is managed by NWQ Investment Management Company, LLC (NWQ). The Fund also employs an index call option strategy managed by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments.

James Boothe, CFA, serves as portfolio manager for the Santa Barbara dividend-growth equity strategy. He has 30 years of corporate finance and investment management experience and joined Santa Barbara in 2002. The income-oriented investment team at NWQ is led by Michael Carne, CFA. Michael has more than 20 years of investment experience and joined NWQ in 2002. Keith Hembre, CFA, David Friar and James Colon, CFA, oversee the call option program for Nuveen Asset Management, LLC.

Here James, Michael, and Keith talk about their management strategies and the performance of the Fund for the six-month period ended June 30, 2011.

What key strategies were used to manage the Fund during this six-month period?

Under normal circumstances, the Fund invests primarily in dividend-paying common stocks of mid- to large-cap companies. To a lesser extent, the Fund also invests in the preferred stocks of mid- to large-cap companies, and will write (sell) call options on various equity market indexes. Under normal market circumstances, the Fund will invest at least 80% of its managed assets in securities that are eligible to pay tax-advantaged dividends.

Despite considerable market uncertainty during the period, our overall equity investment strategy did not change. We sought to produce a portfolio that had a greater yield and less price volatility than the S&P 500 Index by focusing on companies that are growing their dividends.

In the fixed-income portion of the Fund's portfolio, we focused primarily on purchasing tax-advantaged preferred stocks using a disciplined, bottom-up, research-driven approach using both fundamental valuation and qualitative measures. In particular, we looked for undervalued companies where a catalyst, such as a management change, industry consolidation or a company restructuring, might lead to better value recognition or improved profitability.

From time to time over the year, the Fund also sold S&P 500 Index call options with average expirations between 30 and 90 days. This was done in an effort to enhance

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Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for the Fund in this report.

*  Six-month returns are cumulative; all other returns are annualized.

**  Since inception returns are from 6/26/07.

1  Comparative benchmark performance is a blended return consisting of: 1) 50% of the return of the S&P 500 Index, an unmanaged Index generally considered representative of the U.S. Stock Market, 2) 25% of the return the CBOE S&P 500 BuyWrite Index (BXM), which is designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index, and 3) 25% of the return of the Merrill Lynch DRD (dividends received deduction) Preferred Index, which consists of investment-grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity. Index returns are not leveraged, and do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

2  The S&P 500 Index is an unmanaged Index generally considered representative of the U.S. Stock Market. Index returns are not leveraged, and do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

returns, although it meant the Fund did relinquish some of the upside potential of its equity portfolio.

During this period, the Fund also entered into interest rate swap contracts to partially fix the interest cost of leverage, which the Fund uses through the use of bank borrowings. This portion of the Fund is overseen by Nuveen Fund Advisors, Inc., an affiliate of Nuveen Investments.

How did the Fund perform over this period?

The performance of JTD, as well as a comparative benchmark and general market index, is presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value*

For periods ended 6/30/11

	6-Month	1-Year	Since Inception**
JTD	6.29%	32.87%	1.75%
Comparative Benchmark[1]	5.02%	23.52%	-3.81%
S&P 500 Index[2]	6.02%	30.69%	0.17%

For the six-month period ended June 30, 2011, the Fund outperformed the general stock market index and its comparative benchmark.

In the equity portion of the Fund during the reporting period, stock selection was the primary factor for these positive results, with sector allocation a smaller contributor. Most of the sector performance was driven by the information technology, consumer staples and utilities sectors.

Three stocks in the aforementioned sectors, Lorillard, Oneok, and Accenture were major contributors to positive investment performance. Accenture, a technology stock, reported better than expected earnings and was added to a major index. Oneok, a utility company, lived up to its promise of raising it dividend consistently. Lorillard performed well as the FDA eased its stance regarding banning menthol tobacco.

One of the Fund's worst performing sectors on a relative basis for the first half of 2011, was the financial sector. AFLAC and New York Community Bancorp were the main detractors. Southern Copper was a major drag on the materials sector due to increasing political risk.

We continued to find new dividend growth opportunities in some international stocks and have increased our exposure to global dividend growth stocks while diversifying the portfolio with additional holdings.

In the fixed-income portion of the Fund, during the first quarter we slightly underperformed because of our banking sector holdings. In particular, the Citigroup 7.5% 12/15/2012 mandatory convertible preferred stock detracted from performance. This position was eliminated before the end of the period. Additionally, our underweighting in JPMorgan and Bank of America preferreds, two of the strongest performers in the benchmark for the first quarter, also weighed on relative results.

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However, this portion of the portfolio had strong performance in the second quarter, which contributed to the Fund's overall outperformance. All preferred sectors of the Fund, minus the utilities sector, outperformed the benchmark's preferred stock sectors. Major contributors to performance were our holdings of SLM 6.97% perpetual preferred, and the Nielsen Holdings 6.25% 02/01/2013 mandatory convertible preferred. Significant detractors from performance were Entergy Arkansas 6.45% perpetual preferred stock and the previously noted Citigroup 7.5% 12/15/2012 mandatory convertible preferred stock.

During the first half, we added a number of new preferred securities including Citigroup 8.5% Series M perpetual preferred stock, Ally 8.5% Series B perpetual preferred stock and SLM 6.97% perpetual preferred stock. These purchases were made due to their attractive yield and positive fundamental outlook.

On the sell side, we harvested gains in a number of securities as their yield levels were deemed to be unattractive. These sells included Entergy Texas 7.875% perpetual preferred stock, Viacom 6.85% 12/15/2055 senior notes and Zions Bancorp 11% Series E perpetual preferred stock.

IMPACT OF THE FUND'S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmarks was the Fund's use of leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of the Fund over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUND'S REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after its inception, the Fund issued auction rate preferred shares (ARPS) to create structural leverage. As noted in past shareholder reports, the weekly auctions for those ARPS shares began in February 2008 to consistently fail, causing the Fund to pay the so called "maximum rate" to ARPS shareholders under the terms of the ARPS in the Fund's charter documents. The Fund redeemed its ARPS at par in 2008 and since then has relied upon bank borrowings to create structural leverage.

During 2010 and 2011, certain Nuveen leveraged closed-end funds (including this Fund) received a demand letter on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds' officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds' ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it

Nuveen Investments

was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee's recommendation.

Subsequently, 33 of the funds that received demand letters (including this Fund) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the "Cook County Chancery Court") on February 18, 2011 (the "Complaint"). The Complaint, filed on behalf of purported holders of each fund's common shares, also name Nuveen Fund Advisors, Inc. as a defendant, together with current and former Officers and interested Directors/Trustees of each of the funds (together with the nominal defendants, collectively, the "Defendants"). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs' costs and disbursements in pursuing the action. The funds and the other Defendants have filed a motion to dismiss the suit, which is still pending before the court. Nuveen Fund Advisors, Inc. believes that the Complaint is without merit, and is defending vigorously against these charges.

Regulatory Matters

During May 2011, Nuveen Securities, LLC, known as Nuveen Investments, LLC, prior to April 30, 2011, entered into a settlement with the Financial Industry Regulatory Authority (FINRA) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities, LLC neither admitted to nor denied FINRA's allegations. Nuveen Securities, LLC is the broker-dealer subsidiary of Nuveen Investments.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities, LLC were false and misleading. Nuveen Securities, LLC agreed to a censure and the payment of a $3 million fine.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

Price Risk. Shares of closed-end investment companies like the Fund frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may

Nuveen Investments

be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price, distributions and returns. There is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stocks returns often have experienced significant volatility.

Issuer Credit Risk. This is the risk that a security in the Fund's portfolio will fail to make dividend or interest payments when due.

Dividend Income Risk. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Preferred Stock Risk. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Mid-Cap Company Risk. Mid-cap companies often carry additional risks because earnings of these companies tend to be less predictable than larger, more established companies.

Call Option Risk. The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

Common Share Distribution
and Share Price Information

The following information regarding your Fund's distributions is current as of June 30, 2011, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the six-month reporting period, the Fund did not make any changes to its quarterly distributions to shareholders. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Fund employs financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but also increases the variability of common shareholders' net asset value per share in response to changing market conditions.

The Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

•  Actual common share returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of

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distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund's common share distributions and total return performance for the six months ended June 30, 2011. This information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet the Fund's distributions.

As of 6/30/11 (Common Shares)	JTD
Inception date	6/26/07
Six months ended June 30, 2011:
Per share distribution:
From net investment income	$0.25
From realized capital gains	0.27
Return of capital	0.00
Total per share distribution	$0.52
Annualized distribution rate on NAV	7.15%
Average annual total returns:
Six-Month (Cumulative) on NAV	6.29%
1-Year on NAV	32.87%
Since inception on NAV	1.75%

The qualified dividend income provisions of the federal tax code are set to expire on December 31, 2012. In the event that Congress does not further extend (or make permanent) these provisions, beginning in calendar 2013, dividends previously referred to as "qualified dividends" would be taxed at normal marginal tax rates.

Common Share Repurchases and Share Price Information

As of June 30, 2011, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired 351,000 common shares, representing approximately 2.4% of the Fund's total common shares outstanding.

During the six-month reporting period, the Fund did not repurchase and retire any of its outstanding common shares.

As of June 30, 2011, the Fund was trading at a -8.87% discount to its common share NAV, compared with an average -9.74% discount for the entire six-month period.

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Fund Snapshot

Common Share Price	$13.25
Common Share Net Asset Value (NAV)	$14.54
Premium/(Discount) to NAV	-8.87%
Current Distribution Rate[1]	7.85%
Net Assets Applicable to Common Shares ($000)	$210,838

Average Annual Total Return

(Inception 6/26/07)

	On Share Price	On NAV
6-Month (Cumulative)	5.87%	6.29%
1-Year	30.21%	32.87%
Since Inception	-0.42%	1.75%

Leverage

(as a % of managed assets)2

Structural Leverage	24.11%
Effective Leverage	24.11%

Portfolio Composition

(as a % of total investments)3,4

Commercial Banks	7.8%
Insurance	6.1%
Oil, Gas & Consumable Fuels	5.9%
Pharmaceuticals	5.5%
IT Services	5.2%
Electric Utilities	4.5%
Real Estate Investment Trust	4.2%
Diversified Financial Services	3.9%
Tobacco	3.8%
Machinery	3.3%
Consumer Finance	2.9%
Food Products	2.6%
Diversified Telecommunication Services	2.5%
Hotels, Restaurants & Leisure	2.5%
Health Care Providers & Services	2.4%
Commercial Services & Supplies	2.3%
Software	2.2%
Road & Rail	2.0%
Semiconductors & Equipment	2.0%
Beverages	1.9%
Communications Equipment	1.8%
Electrical Equipment	1.8%
Capital Markets	1.7%
Household Durables	1.7%
Aerospace & Defense	1.6%
Short-Term Investments	3.5%
Other	14.4%

JTD

Performance

OVERVIEW

Nuveen Tax-Advantaged Dividend Growth Fund

  as of June 30, 2011

Portfolio Allocation (as a % of total investments)3,4

2010-2011 Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

  Refer to Glossary of Terms used in this Report for further definition of the terms used within this Fund's Performance Overview Page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  As defined in Footnote 7—Management Fees and Other Transactions with Affiliates.

3  Excluding investments in derivatives.

4  Holdings subject to change.

Nuveen Investments

JTD

Shareholder MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on May 6, 2011; at this meeting the shareholders were asked to vote on the election of Board Members.

JTD
Common Shares
Approval of the Board Members was reached as follows:
John P. Amboian
For	13,013,900
Withhold	365,920
Total	13,379,820
David J. Kundert
For	13,010,650
Withhold	369,170
Total	13,379,820
Terence J. Toth
For	13,013,000
Withhold	366,820
Total	13,379,820

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JTD

Nuveen Tax-Advantaged Dividend Growth Fund

Portfolio of Investments

  June 30, 2011 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 97.4% (72.3% of Total Investments)
	Aerospace & Defense – 2.1% (1.6% of Total Investments)
125,000	Bombardier Inc., CLass B Shares	$900,000
71,188	Raytheon Company	3,548,722
	Total Aerospace & Defense	4,448,722
	Beverages – 2.6% (1.9% of Total Investments)
80,945	Coca-Cola Company	5,446,789
	Capital Markets – 2.3% (1.7% of Total Investments)
25,330	BlackRock Inc.	4,858,547
	Chemicals – 1.6% (1.2% of Total Investments)
77,000	Linde AG, (10)	1,351,350
29,300	Syngenta AG, ADR	1,979,508
	Total Chemicals	3,330,858
	Commercial Banks – 5.3% (4.0% of Total Investments)
78,053	Cullen/Frost Bankers, Inc.	4,437,313
26,600	HSBC Holdings PLC	1,319,892
166,500	U.S. Bancorp (2)	4,247,415
10,500	Westpac Banking Corporation	1,261,680
	Total Commercial Banks	11,266,300
	Commercial Services & Supplies – 2.4% (1.8% of Total Investments)
134,705	Waste Management, Inc.	5,020,455
	Communications Equipment – 2.4% (1.8% of Total Investments)
90,365	QUALCOMM, Inc.	5,131,828
	Diversified Financial Services – 1.9% (1.4% of Total Investments)
97,770	JP Morgan Chase & Co.	4,002,704
	Diversified Telecommunication Services – 3.4% (2.5% of Total Investments)
185,053	AT&T Inc.	5,812,515
54,900	Telefonica S.A., Sponsored ADR	1,344,501
	Total Diversified Telecommunication Services	7,157,016
	Electric Utilities – 2.4% (1.8% of Total Investments)
88,139	NextEra Energy Inc.	5,064,467
	Electrical Equipment – 2.4% (1.8% of Total Investments)
60,200	ABB Limited, ADR	1,562,190
62,461	Emerson Electric Company	3,513,431
	Total Electrical Equipment	5,075,621

Nuveen Investments

Shares	Description (1)	Value
	Energy Equipment & Services – 1.2% (0.9% of Total Investments)
24,700	ENSCO International Incorporated	$1,316,510
28,100	Tenaris SA	1,285,013
	Total Energy Equipment & Services	2,601,523
	Food Products – 2.5% (1.9% of Total Investments)
86,700	Danone, (10)	1,296,165
81,100	McCormick & Company, Incorporated	4,020,127
	Total Food Products	5,316,292
	Gas Utilities – 2.1% (1.6% of Total Investments)
60,500	ONEOK, Inc.	4,477,605
	Health Care Providers & Services – 3.3% (2.4% of Total Investments)
121,650	AmerisourceBergen Corporation	5,036,310
24,600	Fresenius SE, ADR	1,837,620
	Total Health Care Providers & Services	6,873,930
	Hotels, Restaurants & Leisure – 3.3% (2.5% of Total Investments)
138,000	Compass Group PLC, (10)	1,338,600
102,584	YUM! Brands, Inc.	5,666,740
	Total Hotels, Restaurants & Leisure	7,005,340
	Household Durables – 2.3% (1.7% of Total Investments)
150,600	Leggett and Platt Inc.	3,671,628
47,900	Sony Corporation	1,264,081
	Total Household Durables	4,935,709
	Household Products – 1.8% (1.4% of Total Investments)
61,215	Procter & Gamble Company	3,891,438
	Independent Power Producers & Energy Traders – 0.6% (0.5% of Total Investments)
25,400	International Power PLC, (10)	1,306,830
	Industrial Conglomerates – 1.6% (1.1% of Total Investments)
25,500	Jardine Matheson Holdings Limited, (10)	1,462,170
12,300	Siemens AG, Sponsored ADR	1,691,619
	Total Industrial Conglomerates	3,153,789
	Insurance – 1.6% (1.2% of Total Investments)
71,225	AFLAC Incorporated (2)	3,324,783
	IT Services – 7.1% (5.2% of Total Investments)
87,850	Accenture Limited	5,307,897
29,410	International Business Machines Corporation (IBM)	5,045,286
147,398	Paychex, Inc.	4,528,067
	Total IT Services	14,881,250
	Machinery – 4.5% (3.3% of Total Investments)
43,700	Caterpillar Inc.	4,652,302
30,200	Kubota Corporation	1,344,504
66,813	PACCAR Inc.	3,413,476
	Total Machinery	9,410,282

Nuveen Investments

JTD

Nuveen Tax-Advantaged Dividend Growth Fund (continued)

Portfolio of Investments June 30, 2011 (Unaudited)

Shares	Description (1)	Value
	Media – 1.6% (1.2% of Total Investments)
60,300	Pearson Public Limited Company	$1,146,303
28,410	Thomson Corporation	1,067,080
18,000	WPP Group PLC	1,129,500
	Total Media	3,342,883
	Metals & Mining – 1.1% (0.8% of Total Investments)
23,500	BHP Billiton PLC, ADR	2,223,805
	Office Electronics – 0.5% (0.4% of Total Investments)
19,200	Canon Inc.	913,728
	Oil, Gas & Consumable Fuels – 7.5% (5.5% of Total Investments)
18,100	BG PLC., Sponsored ADR, (10)	2,067,925
59,150	Chevron Corporation (2)	6,082,986
95,742	EQT Corporation	5,028,370
25,300	Sasol Ltd	1,338,117
21,000	Total SA, Sponsored ADR	1,214,640
	Total Oil, Gas & Consumable Fuels	15,732,038
	Personal Products – 0.7% (0.5% of Total Investments)
57,900	L'Oreal, (10)	1,513,506
	Pharmaceuticals – 7.4% (5.5% of Total Investments)
100,230	Abbott Laboratories (2)	5,274,103
30,300	Merck KGaA, (10)	1,096,281
22,600	Novartis AG, Sponsored ADR	1,381,086
18,200	Novo-Nordisk A/S	2,280,096
275,050	Pfizer Inc. (2)	5,666,030
	Total Pharmaceuticals	15,697,596
	Road & Rail – 2.6% (2.0% of Total Investments)
53,500	Union Pacific Corporation	5,585,400
	Semiconductors & Equipment – 2.7% (2.0% of Total Investments)
150,054	Microchip Technology Incorporated	5,688,547
	Software – 3.0% (2.2% of Total Investments)
193,250	Microsoft Corporation	5,024,500
21,700	SAP AG, Sponsored ADR	1,316,105
	Total Software	6,340,605
	Textiles, Apparel & Luxury Goods – 2.2% (1.6% of Total Investments)
43,005	VF Corporation	4,668,623
	Thrifts & Mortgage Finance – 2.2% (1.6% of Total Investments)
306,348	New York Community Bancorp Inc.	4,592,157
	Tobacco – 5.2% (3.8% of Total Investments)
50,644	Lorillard Inc.	5,513,612
80,789	Philip Morris International (2)	5,394,282
	Total Tobacco	10,907,894
	Total Common Stocks (cost $179,539,656)	205,188,860

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (3)	Value
	$25 Par (or similar) Preferred Securities – 26.3% (19.6% of Total Investments)
	Automobiles – 0.3% (0.3% of Total Investments)
11,300	General Motors Corporation	4.750%	B-	$550,762
	Commercial Banks – 4.1% (3.1% of Total Investments)
18,785	Barclays Bank PLC	8.125%	A	494,797
27,439	BB&T Capital Trust VI	9.600%	A-	737,835
14,861	BB&T Capital Trust VII	8.100%	A-	389,061
25,000	HSBC Holdings PLC	8.000%	A+	679,750
16,200	HSBC Holdings PLC	6.200%	A+	395,604
19,810	National City Capital Trust IV	8.000%	A-	508,919
16,307	PNC Capital Trust	7.750%	A-	423,493
4,500	Popular Inc.	8.250%	B2	98,190
3,500	Wells Fargo & Company, Convertible Bond	7.500%	A	3,710,000
50,000	Zions Bancorporation	9.500%	BB	1,307,000
	Total Commercial Banks			8,744,649
	Consumer Finance – 3.1% (2.3% of Total Investments)
63,000	Ally Financial Inc.	8.500%	B	1,576,890
28,000	Heller Financial Inc.	6.687%	A+	2,800,876
36,300	HSBC Finance Corporation	6.360%	A	859,947
29,000	SLM Corporation, Series A	6.970%	BB	1,377,790
	Total Consumer Finance			6,615,503
	Diversified Financial Services – 1.7% (1.2% of Total Investments)
25,000	Bank of America Corporation	8.200%	BBB	654,250
1,360	Bank of America Corporation	7.250%	BBB	1,361,632
28,700	Citigroup Inc.	8.500%	BBB	770,308
4,615	Citigroup Inc.	8.125%	BBB	123,774
12,560	Citigroup Inc.	6.500%	BBB	607,025
	Total Diversified Financial Services			3,516,989
	Electric Utilities – 3.6% (2.7% of Total Investments)
11,700	BGE Capital Trust II	6.200%	BBB-	294,255
75,000	Entergy Arkansas Inc.	6.450%	BB+	1,877,348
20,000	Gulf Power Company	6.000%	BBB+	1,971,768
25,000	PPL Electric Utilities Corporation	6.250%	BBB-	625,783
25,000	Southern California Edison Company, Series C	6.000%	BBB+	2,395,313
5,000	Southern California Edison Company	6.500%	Baa2	504,219
	Total Electric Utilities			7,668,686
	Food Products – 1.0% (0.8% of Total Investments)
20	HJ Heinz Finance Company, 144A	8.000%	BB+	2,166,250
	Insurance – 5.0% (3.7% of Total Investments)
84,000	American Financial Group	7.000%	BBB+	2,131,080
50,000	Aspen Insurance Holdings Limited	7.401%	BBB-	1,248,000
18,735	Endurance Specialty Holdings Limited	7.750%	BBB-	487,297
95,300	Endurance Specialty Holdings Limited	7.500%	BBB-	2,377,735
30,500	Montpelier Re Holdings Limited	8.875%	BB+	786,900
58,100	Principal Financial Group	6.518%	BBB	1,452,500
75,000	Prudential Financial Inc.	9.000%	BBB+	2,089,500
	Total Insurance			10,573,012
	Multi-Utilities – 0.8% (0.6% of Total Investments)
25,000	Dominion Resources Inc.	8.375%	BBB	715,250
32,500	Scana Corporation	7.700%	BBB-	920,075
	Total Multi-Utilities			1,635,325

Nuveen Investments

JTD

Nuveen Tax-Advantaged Dividend Growth Fund (continued)

Portfolio of Investments June 30, 2011 (Unaudited)

Shares	Description (1)	Coupon		Ratings (3)	Value
	Oil, Gas & Consumable Fuels – 0.4% (0.3% of Total Investments)
18,500	Magnum Hunter Resources Corporation	8.000%		N/A	$889,850
	Real Estate Investment Trust – 5.7% (4.2% of Total Investments)
29,023	Apartment Investment & Management Company, Series U	7.750%		Ba3	730,799
100,000	Ashford Hospitality Trust Inc.	9.000%		N/A	2,521,000
23,200	Ashford Hospitality Trust Inc.	8.450%		N/A	572,576
67,800	CommomWealth REIT	7.250%		Baa3	1,694,322
72,500	Dupont Fabros Technology	7.875%		Ba3	1,834,250
25,000	Equity Residential Properties Trust	8.290%		Baa2	1,322,658
50,000	Kimco Realty Corporation, Series G	7.750%		Baa2	1,303,000
72,500	Vornado Realty LP	7.875%		BBB	1,986,500
	Total Real Estate Investment Trust				11,965,105
	Wireless Telecommunication Services – 0.6% (0.4% of Total Investments)
48,400	Telephone and Data Systems Inc.	7.000%		Baa2	1,222,584
	Total $25 Par (or similar) Preferred Securities (cost $52,899,016)				55,548,715
Shares	Description (1)	Coupon		Ratings (3)	Value
	Convertible Preferred Securities – 0.6% (0.6% of Total Investments)
	Diversified Financial Services – 0.6% (0.6% of Total Investments)
11,329	CitiGroup Inc., Convertible	7.500%		N/A	$1,361,179
	Total Convertible Preferred Securities (cost $1,132,900)				1,361,179
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 1.0% (0.7% of Total Investments)
	Commercial Banks – 0.5% (0.4% of Total Investments)
$1,000	Western Alliance Bancorporation	10.000%	9/01/15	Ba3	$1,065,000
	Independent Power Producers & Energy Traders – 0.5% (0.3% of Total Investments)
968	NRG Energy Inc., 144A	7.875%	5/15/21	BB	965,580
$1,968	Total Corporate Bonds (cost $1,957,448)				2,030,580
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Capital Preferred Securities – 4.4% (3.3% of Total Investments)
	Commercial Banks – 0.4% (0.3% of Total Investments)
1	U.S. Bancorp.	3.500%	N/A (5)	A	$930,720
	Commercial Services & Supplies – 0.7% (0.5% of Total Investments)
2	Pitney Bowes Interntational Holdings, 144A	6.125%	N/A (5)	Baa1	1,477,500
	Consumer Finance – 0.7% (0.6% of Total Investments)
1,000	Capital One Capital V Corporation	10.250%	8/15/39	BBB	1,060,000
500	Capital One Capital VI	8.875%	5/15/40	BBB	515,703
	Total Consumer Finance				1,575,703
	Diversified Financial Services – 1.0% (0.7% of Total Investments)
1,000	JP Morgan Chase & Company	7.900%	N/A (5)	A	1,074,088
1,000	MBNA Corporation, Capital Trust	8.278%	12/01/26	BBB	1,022,500
	Total Diversified Financial Services				2,096,588

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Insurance – 1.6% (1.2% of Total Investments)
20	Axis Capital Holdings Limited	7.500%	N/A (5)	BBB	$1,946,250
1,000	MetLife Inc.	10.750%	8/01/69	BBB	1,407,500
	Total Insurance				3,353,750
	Total Capital Preferred Securities (cost $8,574,079)				9,434,261
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 4.8% (3.5% of Total Investments)
$10,057	Repurchase Agreement with State Street Bank, dated 6/30/11, repurchase price $10,057,060, collateralized by: $1,985,000 U.S. Treasury Notes, 1.000%, due 4/30/12, value $2,001,472, collateralized by $8,205,000 U.S. Treasury Notes, 1.750%, due 5/31/16, value $8,261,319	0.010%	7/01/11		$10,057,057
	Total Short-Term Investments (cost $10,057,057)				10,057,057
	Total Investments (cost $254,160,156) – 134.5%				283,620,652
	Borrowings – (31.8)% (6), (7)				(67,000,000)
	Other Assets Less Liabilities – (2.7)% (8)				(5,783,029)
	Net Assets Applicable to Common Shares – 100%				$210,837,623

Investments in Derivatives

Call Options Written outstanding at June 30, 2011:

Number of Contracts	Type	Notional Amount (9)	Expiration Date	Strike Price	Value
	Call Options Written
(100)	S&P 500 INDEX	$(13,750,000)	7/16/11	$1,375	$(4,250)
(100)	S&P 500 INDEX	(14,000,000)	7/16/11	1,400	(1,750)
(100)	S&P 500 INDEX	(14,250,000)	7/16/11	1,425	(1,250)
(100)	S&P 500 INDEX	(13,000,000)	8/20/11	1,300	(395,500)
(100)	S&P 500 INDEX	(13,250,000)	8/20/11	1,325	(240,000)
(500)	Total Call Options Written (premiums received $532,991)	$(68,250,000)			$(642,750)

Interest Rate Swaps outstanding at June 30, 2011:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation)
JP Morgan	$16,750,000	Receive	1-Month USD-LIBOR	1.412%	Monthly	3/29/14	$(214,983)
Morgan Stanley	16,750,000	Receive	1-Month USD-LIBOR	0.409	Monthly	3/29/12	(14,824)
Morgan Stanley	16,750,000	Receive	1-Month USD-LIBOR	2.323	Monthly	3/29/16	(368,100)
							$(597,907)

*  Annualized

Nuveen Investments

JTD

Nuveen Tax-Advantaged Dividend Growth Fund (continued)

Portfolio of Investments June 30, 2011 (Unaudited)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (3)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investor Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (4)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (5)  Perpetual security. Maturity date is not applicable.

  (6)  Borrowings Payable as a percentage of total investments is 23.6%.

  (7)  The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of June 30, 2011, investments with a value of $142,397,332 have been pledged as collateral for Borrowings.

  (8)  Other Assets Less Liabilities includes Value and/or Net Unrealized Appreciation (Depreciation) of derivative instruments as noted in Investments in Derivatives.

  (9)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (10)  For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  N/R  Not rated.

  N/A  Not applicable.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  ADR  American Depositary Receipt.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

    See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

June 30, 2011 (Unaudited)

Assets
Investments, at value (cost $254,160,156)	$283,620,652
Cash	25,908
Receivables:
Dividends	632,155
Interest	150,639
Reclaims	17,573
Other assets	27,927
Total assets	284,474,854
Liabilities
Borrowings	67,000,000
Call options written, at value (premiums received $532,991)	642,750
Unrealized depreciation on interest rate swaps	597,907
Payables:
Dividends	3,434,780
Investments purchased	1,656,094
Accrued expenses:
Interest on borrowings	4,479
Management fees	220,320
Other	80,901
Total liabilities	73,637,231
Net assets applicable to Common shares	$210,837,623
Common shares outstanding	14,504,240
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$14.54
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$145,042
Paid-in surplus	240,250,259
Undistributed (Over-distribution of) net investment income	(3,940,611)
Accumulated net realized gain (loss)	(54,369,897)
Net unrealized appreciation (depreciation)	28,752,830
Net assets applicable to Common shares	$210,837,623
Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Six Months Ended June 30, 2011 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $56,370)	$5,314,867
Interest	293,971
Total investment income	5,608,838
Expenses
Management fees	1,336,429
Interest expense on borrowings	408,088
Shareholders' servicing agent fees and expenses	261
Custodian's fees and expenses	29,717
Trustees' fees and expenses	4,035
Professional fees	14,548
Shareholders' reports — printing and mailing expenses	43,302
Stock exchange listing fees	4,422
Investor relations expense	20,569
Other expenses	16,699
Total expenses before custodian fee credit	1,878,070
Custodian fee credit	(96)
Net expenses	1,877,974
Net investment income (loss)	3,730,864
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	9,934,817
Interest rate swaps	(147,563)
Call options written	(2,089,044)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	1,242,144
Interest rate swaps	(597,907)
Call options written	866,748
Net realized and unrealized gain (loss)	9,209,195
Net increase (decrease) in net assets applicable to Common shares from operations	$12,940,059

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (Unaudited)

	Six Months Ended 6/30/11	Year Ended 12/31/10
Operations
Net investment income (loss)	$3,730,864	$7,222,932
Net realized gain (loss) from:
Investments and foreign currency	9,934,817	4,713,671
Interest rate swaps	(147,563)	—
Call options written	(2,089,044)	(183,926)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	1,242,144	21,616,568
Interest rate swaps	(597,907)	—
Call options written	866,748	(1,297,257)
Net increase (decrease) in net assets applicable to Common shares from operations	12,940,059	32,071,988
Distributions to Common Shareholders
From and in excess of net investment income	(7,542,205)	—
From net investment income	—	(9,957,582)
Return of capital	—	(5,127,608)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(7,542,205)	(15,085,190)
Capital Share Transactions
Common shares repurchased and retired	—	(559,095)
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	(559,095)
Net increase (decrease) in net assets applicable to Common shares	5,397,854	16,427,703
Net assets applicable to Common shares at the beginning of period	205,439,769	189,012,066
Net assets applicable to Common shares at the end of period	$210,837,623	$205,439,769
Undistributed (Over-distribution of) net investment income at the end of period	$(3,940,611)	$(129,270)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

Six Months Ended June 30, 2011 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$12,940,059
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(100,946,511)
Proceeds from sales and maturities of investments	87,812,935
Proceeds from (Purchases of) short-term investments, net	(8,604,672)
Proceeds from (Payments for) closed foreign currency spot contracts	155
Proceeds from (Payments for) interest rate swap contracts	(147,563)
Cash paid for terminated call options written	(4,640,023)
Premiums received for call options written	2,124,977
Amortization (Accretion) of premiums and discounts, net	(1,322)
(Increase) Decrease in:
Receivable for dividends	(264,615)
Receivable for interest	17,328
Receivable for reclaims	(2,073)
Other assets	(5,566)
Increase (Decrease) in:
Payable for investments purchased	1,525,991
Accrued interest on borrowings	910
Accrued management fees	14,445
Accrued other expenses	(11,951)
Net realized gain (loss) from:
Investments and foreign currency	(9,934,817)
Interest rate swaps	147,563
Call options written	2,089,044
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(1,242,144)
Interest rate swaps	597,907
Call options written	(866,748)
Net cash provided by (used in) operating activities	(19,396,691)
Cash Flows from Financing Activities:
Increase (Decrease) in borrowings	23,500,000
Cash distributions paid to Common shareholders	(4,107,425)
Net cash provided by (used in) financing activities	19,392,575
Net Increase (Decrease) in Cash	(4,116)
Cash at the beginning of period	30,024
Cash at the End of Period	$25,908

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings during the six months ended June 30, 2011, was $407,178.

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

			Investment Operations					Less Distributions
		Beginning Common Share Net Asset Value	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Fund- Preferred Share- holders(b)	Distributions from Capital Gains to Fund- Preferred Share- holders(b)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Return of Capital to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Offering Costs and Fund- Preferred Share Underwriting Discounts	Ending Common Share Net Asset Value	Ending Market Value
Year Ended 12/31:
2011	(g)	$14.16	$.26	$.64	$—	$—	$0.90	$(.52 )*	$—	$—	$(.52)	$—		$—	$14.54	$13.25
2010		12.99	.50	1.71	—	—	2.21	(.69)	—	(.35)	(1.04)	—	**	—	14.16	13.01
2009		11.21	.48	2.29	—	—	2.77	(.49)	—	(.52)	(1.01)	.02		—	12.99	11.56
2008		18.17	.49	(5.97)	(.03)	—	(5.51)	(.47)	—	(.97)	(1.44)	—		(.01)	11.21	8.68
2007	(d)	19.10	.31	(.30)	(.04)	—	(.03)	(.28)	—	(.54)	(.82)	—	**	(.08)	18.17	16.33
		FundPreferred Shares at End of Period			Borrowings at End of Period
		Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2011	(g)	$—	$—	$—	$67,000	$4,147
2010		—	—	—	43,500	5,723
2009		—	—	—	43,500	5,345
2008		—	—	—	58,000	3,853
2007	(d)	36,000	25,000	211,243	—	—

Nuveen Investments

				Ratios/Supplemental Data
		Total Returns			Ratios to Average Net Assets Applicable to Common Shares(e)
		Based on Market Value(c)	Based on Common Share Net Asset Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income		Portfolio Turnover Rate
Year Ended 12/31:
2011	(g)	5.87%	6.29%	$210,838	1.80	%***	3.57	%***	32%
2010		22.50	17.94	205,440	1.71		3.81		36
2009		47.97	26.65	189,012	1.94		4.32		52
2008		(40.24)	(31.99)	165,471	2.31		3.16		52
2007	(d)	(14.37)	(.70)	268,190	1.19	***	3.21	***	58

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on Common share equivalents.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  For the period June 26, 2007 (commencement of operations) through December 31, 2007.

(e)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

• Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.

• Each ratio includes the effect of the interest expense paid on borrowings as follows:

	Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares(f)
Year Ended 12/31:
2011(g)	.39	%***
2010	.35
2009	.52
2008	.93
2007(d)	—

(f)  Borrowings Interest Expense includes all interest expense and other costs related to borrowings.

(g)  For the six months ended June 30, 2011.

*  Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2011.

**  Round to less than $.01 per share.

***  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Tax-Advantaged Dividend Growth Fund (the "Fund") is a closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's shares are listed on the NYSE Amex and trade under the ticker symbol "JTD." The Fund was organized as a Massachusetts business trust on February 22, 2007.

Effective January 1, 2011, the Fund's adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), changed its name to Nuveen Fund Advisors, Inc. (the "Adviser"). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities and to serve as one of the Fund's sub-advisers.

The Fund's investment objective is to provide an attractive level of tax-advantaged distributions and capital appreciation by investing in dividend-paying equity securities consisting primarily of common stocks of mid- to large-cap companies that have attractive dividend income and the potential for future dividend growth and capital appreciation. The Fund will also invest in preferred stocks of mid- to large-cap companies and other fixed-income securities, and to a limited extent, write (sell) call options on various equity market indices. The qualified dividend income provisions of the federal tax code are set to expire on December 31, 2012. In the event that Congress does not extend these provisions, beginning in calendar 2013, dividends previously referred to as "qualified dividends" would be taxed at normal marginal tax rates.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price. Prices of certain American Depository Receipts ("ADR") held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time foreign currencies may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE Amex. These securities generally represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities and swap contracts are provided by a pricing service approved by the Fund's Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available, the pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Nuveen Investments

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal Income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2011, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2010, is reflected in the accompanying financial statements.

The distributions made by the Fund during the six months ended June 30, 2011, are provisionally classified as being "From and in excess of net investment income," and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over-distribution of) net investment income" as of June 30, 2011, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2011, reflect an over-distribution of net investment income.

FundPreferred Shares

The Fund is authorized to issue auction rate preferred ("FundPreferred") shares. During the fiscal year ended December 31, 2008, the Fund redeemed all $36,000,000 of its outstanding FundPreferred shares.

During the fiscal year ended December 31, 2010, lawsuits pursuing claims made in a demand letter alleging that the Fund's Board of Trustees breached their fiduciary duties related to the redemption at par of the Fund's FundPreferred shares had been filed on behalf of shareholders of the Fund, against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of the Fund. The Fund and the other defendants have filed a motion to dismiss the lawsuits, which are still pending before the court. Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties are defending themselves vigorously against these charges.

During the current reporting period, Nuveen Investments, LLC, known as Nuveen Securities, LLC, effective April 30, 2011, ("Nuveen Securities") entered into a settlement with the Financial Industry Regulatory Authority ("FINRA") with respect to certain allegations regarding Nuveen-sponsored closed-end fund Auction Rate Preferred Shares ("ARPS") marketing brochures. As part of this settlement, Nuveen Securities neither admitted to nor denied FINRA's allegations. Nuveen Securities is the broker-dealer subsidiary of Nuveen.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities were false and misleading. Nuveen Securities agreed to a censure and the payment of a $3 million fine.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Net realized gain (loss) from investments and foreign currency," when applicable.

Nuveen Investments

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency," when applicable.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) call options on securities, futures, swaps ("swaptions") or currencies in an attempt to manage such risk. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the reporting period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call options written" on the Statement of Operations. When a written call is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from call options written" on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During six months ended June 30, 2011, the Fund wrote call options on a broad equity index, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential.

The average notional amount of call options written during the six months ended June 30, 2011, was as follows:

Average notional amount of call options written*	$(65,666,667)

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities and Footnote 5—Investment Transactions for further details on call options written.

Interest Rate Swap Contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in interest rate swap transactions in an attempt to manage such risk. The Fund's use of interest rate swap contracts is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap contracts involve the Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on FundPreferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. The Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of interest rate swaps." Income received or paid by the Fund is recognized as a component of "Net realized gain (loss) from interest rate swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Fund's basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities. For tax purposes, periodic payments are treated as ordinary income or expense. During the six months ended June 30, 2011, the Fund invested in interest rate swaps.

During the six months ended June 30, 2011, the Fund entered into interest rate swap contracts to partially fix the interest cost of leverage, which the Fund uses through the use of bank borrowings.

The average notional amount of interest rate swaps contracts outstanding during the six months ended June 30, 2011, was as follows:

Average notional amount of interest rate swap contracts outstanding*	$37,477,500

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on interest rate swap activity.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Nuveen Investments

Level 1 —  Quoted prices in active markets for identical securities.

Level 2 —  Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of June 30, 2011:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$193,756,033	$11,432,827	$—	$205,188,860
$25 Par (or similar) Preferred Securities	41,786,310	13,762,405	—	55,548,715
Convertible Preferred Securities	1,361,179	—	—	1,361,179
Corporate Bonds	—	2,030,580	—	2,030,580
Capital Preferred Securities	930,720	8,503,541	—	9,434,261
Short-Term Investments	—	10,057,057	—	10,057,057
Derivatives:
Call Options Written	(642,750)	—	—	(642,750)
Interest Rate Swaps**	—	(597,907)	—	(597,907)
Total	$237,191,492	$45,188,503	$—	$282,379,995

*  Refer to the Fund's Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

During the six months ended June 30, 2011, the Fund recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of June 30, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statements of Assets Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written at value	$642,750
Interest Rate	Swaps	Unrealized appreciation on interest rate swaps*	—	Unrealized depreciation on interest rate swaps*	597,907
Total			$—		$1,240,657

*  Value represents cumulative gross appreciation (depreciation) of swap contracts as reported in the Fund's Portfolio of Investments.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$(2,089,044)
Net Realized Gain (Loss) from Interest Rate Swaps
Risk Exposure
Interest Rate	$(147,563)
Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$866,748

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Change in Net Unrealized Appreciation (Depreciation) of Interest Rate Swaps
Risk Exposure
Interest Rate	$(597,907)

4. Fund Shares

Common shares

Transactions in Common shares were as follows:

	Six Months Ended 6/30/11	Year Ended 12/31/10
Common shares repurchased and retired	—	(50,200)
Weighted average:
Price per Common share repurchased and retired	$—	$11.12
Discount per Common share repurchased and retired	—%	14.16%

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended June 30, 2011, aggregated $100,946,511 and $87,812,935, respectively.

Transactions in call options written during the six months ended June 30, 2011, were as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	500	$958,993
Call Options written	1,500	2,124,977
Call Options terminated in closing purchase transactions	(1,500)	(2,550,979)
Call Options expired	—	—
Outstanding, end of period	500	$532,991

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain or loss for tax (mark-to-market) on option contracts, timing differences in the recognition of income and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$255,424,381
Gross unrealized:
Appreciation	$32,789,311
Depreciation	(4,593,040)
Net unrealized appreciation (depreciation) of investments	$28,196,271

Nuveen Investments

Permanent differences, primarily due to tax basis earnings and profits adjustments, foreign currency reclasses, return of capital distributions, adjustments for investments in real estate investment trusts and complex securities character adjustments, resulted in reclassifications among the Fund's components of common share net assets at December 31, 2010, the Fund's last tax year-end, as follows:

Paid-in surplus	$(7,888,287)
Undistributed (Over-distribution) of net investment income	7,907,445
Accumulated net realized gain (loss)	(19,158)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2010, the Fund's last tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund's last tax year ended December 31, 2010, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income *	$9,957,582
Distributions from long-term capital gains	—
Return of capital	5,127,608

*  Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

At December 31, 2010, the Fund's last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
December 31, 2016	$19,584,314
December 31, 2017	42,037,884
Total	$61,622,198

During the last tax year ended December 31, 2010, the Fund utilized $2,816,713 of its capital loss carryforwards.

The Fund has elected to defer net realized losses from investments incurred from November 1, 2010 through December 31, 2010, the Fund's last tax year end, ("post-October losses") in accordance with federal income tax regulations. The following post-October losses are treated as having arisen on the first day of the current fiscal year:

Post-October capital losses	$158,206
Post-October currency losses	193

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.8000%
For the next $500 million	.7750
For the next $500 million	.7500
For the next $500 million	.7250
For managed assets over $2 billion	.7000

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2011, the complex-level fee rate for the Fund was .1774%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Santa Barbara, NWQ, and Nuveen Asset Management, LLC, each a subsidiary of Nuveen. Santa Barbara manages the portion of the Fund's investment portfolio allocated to dividend-paying equity securities. NWQ manages the portion of the Fund's investment portfolio allocated to preferred securities and other fixed-income securities. Nuveen Asset Management, LLC is responsible for the writing of index call options on various equity market indices. The Adviser is responsible for overseeing the Fund's investments in interest rate swap contracts. Santa Barbara, NWQ, and Nuveen Asset Management, LLC are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

The Fund has entered into a $68 million (maximum commitment amount) prime brokerage facility with BNP Paribas Prime Brokerage, Inc. ("BNP") as a means of financial leverage. On January 19, 2011, the Fund amended its prime brokerage facility with BNP and increased its maximum commitment amount from $63 million to $68 million. As of June 30, 2011, the outstanding balance on these borrowings was $67 million. During the six months ended June 30, 2011, the average daily balance outstanding and annual interest rate on these borrowings were $64.5 million and 1.24%, respectively.

In order to maintain this borrowing facility, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's Portfolio of Investments. Interest is charged on these borrowings at

Nuveen Investments

3-Month LIBOR (London Inter-bank Offered Rate) plus .95% on the amount borrowed and .50% on the undrawn balance. The Fund also incurred a one-time .25% amendment fee on the increase to the maximum commitment amount, which was fully expensed during the current reporting period.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balances is recognized as "Interest expense on borrowings" on the Statement of Operations.

9. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.

On April 15, 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-03 ("ASU No. 2011-03"). The guidance in the ASU No. 2011-03 is intended to improve the accounting for repurchase and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these agreements would be accounted for as financing transactions (secured borrowings/lending agreements) as opposed to sale (purchase) transactions with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts or footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued an ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (the "Board," and each Trustee, a "Board Member") of the Fund, including the Board Members who are not parties to the Fund's advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), are responsible for approving the advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, Inc. (the "Advisor") and the sub-advisory agreements (each, a "Sub-Advisory Agreement") between the Advisor and NWQ Investment Management Company, LLC ("NWQ"), the Advisor and Santa Barbara Asset Management ("Santa Barbara") and the Advisor and Nuveen Asset Management, LLC ("Nuveen Asset Management") (NWQ, Santa Barbara and Nuveen Asset Management are each a "Sub-Advisor") (the Investment Management Agreement and the Sub-Advisory Agreements are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and each Sub-Advisor (the Advisor and each Sub-Advisor are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Fund's investment performance and consider an analysis provided by the Advisor of each Sub-Advisor which generally evaluated the Sub-Advisor's investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

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The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and each Sub-Advisor (including, since the internal restructuring described in Section A below, Nuveen Asset Management). The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund's portfolio during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with NWQ and Santa Barbara in 2010 and 2011. The Board also met with State Street Bank & Trust Company, the Fund's accountant and custodian, in 2010. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisors provide the portfolio investment management services to the Fund. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Fund were transferred to Nuveen Asset Management, a newly-organized, wholly-owned subsidiary of the Advisor consisting of largely the same investment personnel. Accordingly, in reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, each Sub-Advisor's investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team's philosophy and strategies in managing the Fund, developments affecting a Sub-Advisor or the Fund and performance of the Fund and the portions of the Fund's portfolio allocated to NWQ and Santa Barbara. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor's execution of its oversight responsibilities over the Sub-Advisors. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Fund's compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included continued activities to refinance auction rate preferred securities; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings and share repurchases for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: continuing communications in support of refinancing efforts related to auction rate preferred securities; participating in conferences; communicating continually with closed-end fund analysts covering the Nuveen funds; providing marketing for the closed-end funds; share purchases; and maintaining and enhancing a closed-end fund website.

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Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. The Board reviewed, among other things, the Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Fund's performance and the applicable investment team. In this regard, the Board reviewed the Fund's total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. The Independent Board Members also reviewed, among other things, the returns of NWQ's and Santa Barbara's respective sleeves of the Fund relative to the benchmark of each such sleeve for the quarter, one- and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011.

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds, including the Fund. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Group of the Fund was classified as having significant differences from the Fund based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder's investment period. With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

As noted above, the Fund had significant differences from its Performance Peer Group; therefore, the Independent Board Members considered the performance of the Fund

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

compared to its benchmark. In this regard, the Independent Board Members noted that the Fund outperformed its benchmark for the one- and three-year periods.

Based on their review, the Independent Board Members determined that the Fund's investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers, including for the Fund.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group. The Independent Board Members observed that the net management fee of the Fund was higher than its peer average, but the expense ratio was below the peer average (although, as noted, the Board recognized the limits on the peer comparisons for the Fund).

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by

Nuveen Investments

one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of a Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts), or other Nuveen funds, as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to NWQ and Santa Barbara, the Independent Board Members reviewed each such Sub-Advisor's revenues, expenses and pre-tax profitability margins. Based on their review, the Independent Board Members were satisfied that each such Sub-Advisor's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Nuveen Investments

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as agent at Nuveen's trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to the Advisor and Nuveen Asset Management, the Independent Board Members recognized that each such Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. With respect to NWQ and Santa Barbara, the Independent Board Members considered that each such Sub-Advisor may benefit its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund's portfolio transactions. The Independent Board Members noted that the Fund Advisers' profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

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by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Current Distribution Rate: Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both structural leverage and the leverage effects of certain derivative investments in the Fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any structural leverage.

•  Leverage: Using borrowed money to invest in securities or other assets.

•  Net Asset Value (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any debt or preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

•  Structural Leverage: Structural Leverage consists of preferred shares or debt issued by the Fund. Both of these are part of the Fund's capital structure. Structural leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

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Notes

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Other Useful Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund's quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares Repurchased
JTD	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

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NUVEEN
Investments

* There are risks inherent in any investment, including market risk, interest rate risk, credit risk, and the possible loss of principal. There can be no assurance that fund objectives will be achieved and income is not guaranteed. Closed-end funds frequently trade at a discount to their net asset value. Diversification does not ensure against loss.

*As of 5/31/11

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)      Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)      A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)      Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)           If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Tax-Advantaged Dividend Growth Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
(Vice President and Secretary)

Date: September 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2011

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2011